ASSIGNMENT AGREEMENT
                               (Atlanta, Georgia)

     THIS ASSIGNMENT AGREEMENT made this 3rd day of July, 1996, by and between CareMatrix of Massachusetts, Inc. (f/k/a CareMatrix Corporation), a Delaware corporation ("Assignor"), and Chancellor of Massachusetts, Inc., a Delaware corporation ("Assignee").

     WHEREAS, Assignor has entered into those four (4) certain Offers to Purchase three (3) of which are dated January 18, 1996, and one (1) of which is dated January 18, 1996 (collectively, the "Offer"), relating to four (4) parcels of land located in Atlanta, Georgia (collectively, the "Land"), copies of which are attached hereto as Exhibit A;

     WHEREAS, Assignor intends to develop the Land for an assisted/independent living facility consisting of approximately one hundred (100) units (the "Project");

     WHEREAS, upon the completion of construction of the Project, Assignor intends to provide operational management services for the Project; and

     WHEREAS, Assignor desires to assign its rights and obligations under the Offer to Assignee, and Assignee desires to assume such rights and obligations.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof, all of the right, title and interest of Assignor in, to and under the Offer, and Assignee hereby accepts the within assignment and assumes and agrees with Assignor, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Offer on the part of Assignor thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if Assignee had originally executed the Offer.

     2. Assignor and Assignee agree that Assignor shall act as developer of the Project pursuant to a turnkey development agreement in form and substance reasonably satisfactory to each of Assignor and Assignee.

     3. Assignor and Assignee agree that Assignor shall, upon completion of construction of the Project, provide operational management services for the Project pursuant to a management agreement in form and substance reasonably satisfactory to each of Assignor and Assignee.

     4. Assignor agrees to indemnify and hold harmless Assignee from and against any and all Claims (as defined in paragraph 6 hereof) accruing or arising under the Offer on or before the date hereof.

     5. Assignee agrees to indemnify and hold harmless Assignor from and against any and all Claims accruing or arising under the Offer after the date hereof.

     6. For the purposes of this Agreement, the term "Claims" means all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses (including, without limitation, reasonable legal fees and expenses).

     7. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                   ASSIGNOR:

                                   CAREMATRIX OF MASSACHUSETTS, INC.

                                   By:   /s/ James M. Clary
                                       --------------------------------------
                                       Name: James M. Clary
                                       Title:

                                   ASSIGNEE:

                                   CHANCELLOR OF MASSACHUSETTS, INC.

                                   By:   /s/ James M. Clary
                                       --------------------------------------
                                       Name: James M. Clary
                                       Title:

                                                                       Exhibit A

                           [LETTERHEAD OF CAREMATRIX]

                                                  March 29, 1996

BY TELECOPIER &
FEDERAL EXPRESS

T.L. Hodges, Sr. Trust
c/o Robert P. Hodges, Trustee
5185 Long Island Drive, NW
Atlanta, Georgia 30327

Re:  Offer to Purchase Property located on
     1480 South Johnson Ferry Road, Atlanta, Georgia

Gentlemen:

     This letter constitutes an offer (the "Offer") by CareMatrix Corporation, a Delaware corporation or its nominee (the "Buyer"), to purchase from T.L. Hodges, Sr. Trust (the "Seller") the Property (defined below) on the terms and conditions contained in this letter.

1. The Buyer will acquire all of the Seller1s right, title and interest in the following described property (the "Property"): the land (and the improvements thereon) known as and located at 1480 South Johnson Ferry Road in Atlanta, Georgia, containing approximately one (1) acre of land, together with all easements, licenses, permits or approvals, entitlements, privileges, rights of ingress and egress and all other appurtenances relating to such land (and improvements), all as more particularly described on Exhibit A attached hereto and made a part hereof.

2. The purchase price for the Property will be Five Hundred Five Thousand Dollars ($505,000) (the "Purchase Price"), to be paid as follows:

     A. $10,000 (the "Initial Deposit") will be paid (and held in escrow in accordance with the terms of this letter by the Escrow Agent named below) upon delivery of a fully executed copy of this Offer to the Buyer;

     B. $25,000 (the "Additional Deposit") will be paid (and also held in escrow by the Escrow Agent) upon delivery to the Buyer of a fully executed copy of the Purchase Agreement (defined below); and

     C. At the Closing (defined below), the Buyer will pay the balance of the Purchase Price.

3. A. The closing (the "Closing") for the Buyer's acquisition of the Property will be at 12:00 noon (Boston) on December 1, 1996 at the office of the Escrow Agent in Atlanta or such other location as is mutually agreeable to the Buyer and the Seller, or such earlier

T.L. Hodges, Sr. Trust
c/o Robert P. Hodges, Trustee
March 29, 1996
Page 2

     date which is mutually agreeable to the parties, but in no event less than forty (40) days after the delivery of written notice from the Buyer that the conditions set forth in Section 7 hereof have been satisfied as set forth herein.

     B. The Buyer shall have the option to extend the date of the Closing beyond December 1, 1996 to as late as February 3, 1997 by giving to the Seller one or more written extension notices at least five (5) days prior to the then scheduled date of Closing. Each such extension notice shall be accompanied by a payment to the Seller in the amount of $2,500 for each thirty (30) day period (or fraction thereof) included within the extension set forth in such notice. All such extension payments shall be non-refundable if the Closing does not occur (except in the event of the Seller's default), but shall be credited in full against the Purchase Price if the Closing does occur. Time being of the essence for each and every date set forth in this
     Section 3.

     C. A Trustee's Deed conveying good and clear record and marketable title to the Property (including, without limitation, free of all liens for past due but unpaid real estate or personal property taxes or other municipal charges), shall be delivered by the Seller to the Buyer at Closing.

4. This Offer will remain open until 5:00 p.m. (Boston) on April 5, 1996, on or before which time the Seller shall accept this Offer and return a fully executed copy to the Buyer, otherwise this Offer shall be null and void.

5. The Buyer and Seller will use their best efforts to prepare and execute a more comprehensive Purchase and Sale Agreement (the "Purchase Agreement") to carry out the terms of this Offer on or before 5:00 p.m. (Boston) on May 14, 1996 (the "Commitment Date"). The Purchase Agreement will incorporate the terms of this Offer and will contain such other agreements, representations, warranties or conditions as are customary in transactions of the nature contemplated by this Offer. If and when the Purchase Agreement is executed, the Purchase Agreement will constitute the entire agreement between the Buyer and the Seller. If the Purchase Agreement is not executed by the Commitment Date, then at the Buyer's election, the Initial Deposit shall be immediately refunded to the Buyer and this Offer shall be null and void.

6. A. Following the execution of this Offer by the Seller, the Buyer and the Buyer's agents, representatives, lender(s), architect(s), engineer(s) and employees shall have access to the Property at any time during normal business hours and from time to time in order to perform such financial analyses, topographical and engineering surveys, environmental site assessments and other tests, surveys and studies of the Property, as the Buyer or the Buyer's lender may deem necessary or appropriate. The Buyer agrees that it shall use reasonable efforts to perform such tests, surveys and studies in a manner so as not to CAN'T READ FAX with the current use of the Property.

T.L. Hodges, Sr. Trust
c/o Robert P. Hodges, Trustee
March 29, 1996
Page 3

     B. Further, within ten (10) days after the Seller's acceptance of this Offer, the Seller will furnish to the Buyer, for the Buyer's review, complete and accurate copies of all information, records and documentation concerning the ownership and condition of the Property in the possession of the Seller or the Seller's representatives, as the Buyer may reasonably request, including, without limitation (but only for informational purposes and without warranties or representations of any kind regarding accuracy), plans and surveys, as-built plans and specifications for the building(s) on the Property, soil tests, service contracts, governmental permits and approvals, legal opinions regarding zoning or environmental matters affecting the Property, engineering reports, environmental site assessments, and title policies or abstracts. The Buyer will hold in strict confidence all documents, data and information obtained from the Seller, and if the Closing does not occur, will return the same to the Seller.

     C. If the Buyer, in its sole discretion, is dissatisfied with the results of any such tests or inspections, or with the content of any of the documents, data or information obtained from the Seller, then the Buyer may terminate this Offer (or the Purchase Agreement, if signed) by written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date. Upon such termination, the Initial Deposit (and the Additional Deposit, if previously paid) shall be immediately returned to the Buyer, and neither party shall have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed). If the Buyer has not sent such written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date, then the Buyer's right to terminate pursuant to this Paragraph 6.C shall have been waived in all respects.

     D. In the event that the buyer does not elect to so terminate this Offer and the Seller's current tenant of the Property elects not to renew its existing lease solely as a result of the existence or performance of this Offer and/or the Purchase Agreement, then the Buyer agrees to pay to the Seller on July 1, 1996 the sum of Three Thousand Five Hundred Dollars ($3,500), which sum shall be non-refundable except in the event of Seller's default.

7. This Offer (and the Purchase Agreement, if signed) will be subject to the following additional conditions to the Buyer's obligation to acquire the
     Property:

     A. Prior to the Closing, the Buyer shall review and be reasonably satisfied with all zoning, land use and environmental laws, codes, ordinances and regulations affecting the Property and shall have obtained all zoning, subdivision and environmental permits and approvals and any other applicable permit or approval as may be necessary for the Buyer's proposed development of up to 100 units of senior housing, including, without limitation, the expiration of any applicable appeal period(s) without an appeal having been filed.

T.L. Hodges, Sr. Trust
c/o Robert P. Hodges, Trustee
March 29, 1996
Page4

     From and after the Commitment Date, the Buyer agrees to use diligent efforts to obtain such permits and approvals in a timely manner; and

     B. The simultaneous closing (with the Property) by the Buyer of the acquisition of approximately 4.35 acres of land known as Parcels 1, 2 and 3, as shown on Exhibit B attached hereto now or formerly owned by Elizabeth S. Stocks, Gayle S. Barron, Joel M. Rappoport, W. Irvin Dutton, and Edward J. Lad Family Trust, respectively, all as more particularly described in those certain Offers to Purchase dated January 18, 1996, as the same be amended after the date hereof.

     If any of the foregoing conditions is not satisfied prior to the period(s) specified above, the Buyer may elect not to purchase the Property. In such case the Initial Deposit (and the Additional Deposit, if previously paid) shall be refunded, and neither party shall thereafter have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed), except the payment required or made by paragraph 6D, if applicable.

8. In the event of a default by the Buyer under this Offer or under the Purchase Agreement, any and all sums paid by the Buyer as the Initial Deposit or the Additional Deposit to the date of such default shall be retained by the Seller as liquidated damages and shall constitute the Seller's sole and exclusive remedy with regard to any such default, either at law or in equity.

9. From and after the date on which this Offer is signed and accepted by the Seller, and until the obligations of the Buyer and the Seller under this Offer have terminated, the Seller shall not offer or negotiate another sale of all or any part of the Property to any third party. Further, the Seller shall not enter into any new rental, management, maintenance or other agreement affecting the Property without the prior written consent of the Buyer and shall operate and maintain the Property in a professional manner.

10. The Escrow Agent ("Escrow Agent") will be the Atlanta office of a title insurance company mutually acceptable to the Buyer and the Seller. In the event of any dispute regarding either or both of the Initial or the Additional Deposit (collectively, the "Deposits"), the Escrow Agent shall have the right to turn the Deposits over to any party mutually agreeable to the Buyer and the Seller (who shall hold the same subject to the terms hereof) or, if the Buyer and the Seller are unable to agree upon such party, pay the Deposits into a federal or state court in Atlanta and, upon doing either, will have no further liability regarding its role as Escrow Agent All Deposits made hereunder shall be held in an interest bearing account and any interest which accrues on the Deposits shall be shared equally between the Buyer and the Seller in the event the Closing occurs and otherwise shall follow the Deposits.

T.L. Hodges, Sr. Trust
c/o Robert P. Hodges, Trustee
March 29, 1996
Page 5

11. Each of the Buyer and the Seller hereby warrants and represents to the other that such party has not dealt with any broker in connection with this transaction, except Steve Keyes at Northside Commercial (the Buyer's broker) and Denson Martin at Prudential Atlanta Realty. The Commission Fee will be 6%. Further, each of the Buyer and the Seller agrees to indemnify and hold harmless the other from any loss, cost or expense which such non-indemnifying party may incur as a result of any inaccuracy in the other party's warranties and representations as set forth in the prior sentence. All brokerage fees due in connection with this transaction will be paid by the Seller.

12.  The costs of this transaction shall be shared as follows:

     A.   The Seller shall pay all costs and fees associated with:

          (i) all documentary transfer taxes and recording costs associated with this transaction; and

          (ii) fees and other expenses charged by the Seller's attorney.

     B.   The Buyer shall pay all costs and fees associated with:

          (i) fees and other expenses charged by the Buyer's attorney;

          (ii) a current survey for the Property meeting ALTA requirements;

          (iii) a current environmental site assessment for the Property; and

          (iv) the ALTA Owner's Title Insurance Policy insuring the Buyer's title to the Property.

     C. Any items of cost or expense not specifically allocated above shall be paid by the party to the transaction who customarily bears such cost or expense within the jurisdiction where the Property is located. Ad valorem taxes shall be pro-rated as of the date of the Closing.

13. A. The person executing this Offer as the Seller or on behalf of the Seller warrants and represents to the Buyer that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Seller.

T.L. Hodges, Sr. Trust
c/o Robert P. Hodges, Trustee
March 29, 1996
Page 6

     B. The person executing this Offer as the Buyer or on behalf of the Buyer warrants and represents to the Seller that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Buyer.

                                      BUYER:

                                      CAREMATRIX CORPORATION

                                      By: /s/Michael Gosman
                                          -------------------------
                                          Name: Michael Gosman
                                          Title: Ex. Vice President

The above Offer is hereby accepted in all respects.

Date: April 2, 96
      ------------------

SELLER:

T.L. HODGES, SR. TRUST

By: /s/Robert P. Hodges
    -------------------
    Robert P. Hodges
    Trustee as aforesaid

                                 [COPY MISSING]

party of the first part has or may have had in and to lying and being partly in Land Lot 328 of the 18th District of DaKalb County, Georgia, and partly in Land Lot 16 of the 17th District of Fulton County, Georgia, being Lot 12 of Dunwoody Hills Subdivision, according to a plat thereof recorded in Plat Book 55, page 128, of the Fulton County Records, and being more particularly described as follows:

BEGINNING at an iron pin on the northeast side of South Johnson's Ferry Road,
672.1 feet southeasterly as measured along the northeast side of South Johnson's Ferry Road from its intersection with the southwest line of Johnson's Ferry Road, and which iron pin is at the southwest corner of Lot 13 of said subdivision; thence northeasterly along the southeast line of said Lot 13, 250 feet to an iron pin on the northeast line of the subdivision; thence southeasterly on a line which forms an exterior angle of 112 degrees 22 minutes with the preceding course, 53.5 feet to an iron pin; thence southeasterly 3.7 feet to an iron pin at the northeast corner of Lot 11 on said subdivision; thence southwesterly along the northwest line of Lot 11, 299.5 feet to the northeast line of South Johnson's Ferry Road; thence northwesterly along the northeast line of South Johnson's Ferry Road, 175 feet to the point of beginning.

                                  EXHIBIT "A"

                                 [LOT DIAGRAM]

                                   EXHIBIT B

                             [LETTERHEAD OF CAREPLEX]

                                           January 18, 1996

Mr. W. Irvin Dutton
5662 Williamsburg Drive
Norcross, Georgia 30093

Re:  Offer to Purchase Property located on
     Old Johnson Ferry Road, Atlanta, Georgia

Dear Mr. Dutton:

     This letter constitutes an offer (the "Offer") by CareMatrix Corporation, a Delaware corporation, or its nominee (the "Buyer") to purchase from W. Irvin Dutton (the "Seller") the Property (defined below) on the terms and conditions contained in this letter.

1. The Buyer will acquire all of the Seller's interest in the following described property (the "Property"); the land (and the improvements thereon) known as Parcel 1 on Old Johnson Ferry Road in Atlanta, Georgia, containing approximately 0.75 acres of land, together with all easements, licenses, permits or approvals, entitlements, privileges, rights of ingress and egress and all other appurtenances relating to such land (and improvements), all as more particularly described on Exhibit A attached hereto and made a part hereof.

2. The purchase price for the Property will be Three Hundred and Sixty Thousand Dollars ($360,000)(the "Purchase Price"), to be paid as follows:

     (a) $10,000 (the "Initial Deposit") will be paid (and held in escrow in accordance with the terms of this letter by the Escrow Agent named below) upon delivery of a fully executed copy of this Offer to the Buyer;

     (b) $10,000 (the "Additional Deposit") will be paid (and also held in escrow by the Escrow Agent) upon delivery to the Buyer of a fully executed copy of the Purchase Agreement (defined below); and

     (c) At the Closing (defined below), the Buyer will pay the balance of the Purchase Price.

3. A. The closing (the "Closing") for the Buyer's acquisition of the Property will be at 12:00 noon (Boston) on December 1, 1996 at the office of the Escrow Agent or such other location as is mutually agreeable to the Buyer and the Seller.

     B. The Buyer shall have the option to extend the date of the Closing beyond December 1, 1996 to as late as February 3, 1997 by giving to the Seller one or more written extension notices at least five (5) days prior to the then scheduled date of Closing. Each such extension notice shall be accompanied by a payment to the Seller in the amount of $2,500 for each thirty (30) day period (or fraction thereof) included within the extension set forth in such notice. All such extension payments shall be non-refundable if the Closing does not occur (except in the event of the Seller's default), but shall be credited in full against the Purchase Price if the Closing does occur. Time being of the essence for each and every date set forth in this
     Section 3.

     C. A General Warranty Deed with full warranties of title conveying good and clear record and marketable title to the Property (including, without limitation, free of all liens for past due but unpaid real estate or personal property taxes or other municipal charges), shall be delivered by the Seller to the Buyer at the Closing.

4. This Offer will remain open until 5:00 p.m. (Boston) on April 5, 1996, on or before which time the Seller shall accept this Offer and return a fully executed copy to the Buyer, otherwise this Offer shall be null and void.

5. The Buyer and the Seller will use their best efforts to prepare and execute a more comprehensive Purchase and Sale Agreement (the "Purchase Agreement") to carry out the terms of this Offer on or before 5:00 p.m. (Boston) on May 17, 1996 (the "Commitment Date"). The Purchase Agreement will incorporate the terms of this Offer and will contain such other agreements, representations, warranties or conditions as are customary in transactions of the nature contemplated by this Offer. If and when the Purchase Agreement is executed, the Purchase Agreement will constitute the entire agreement between the Buyer and the Seller. If the Purchase Agreement is not executed by the Commitment Date, then at the Buyer's election, the Initial Deposit shall be immediately refunded to the Buyer and this Offer shall be null and void.

6. A. Following the execution of this Offer by the Seller, the Buyer and the Buyer's agents, representatives, lender(s), architect(s), engineer(s) and employees shall have access to the Property at any time during normal business hours and from time to time in order to perform such financial analyses, topographical and engineering surveys, environmental site assessments and other tests, surveys and studies of the Property. as the Buyer or the Buyer's lender may deem necessary or appropriate.

     B. Further, within five (5) days after the Seller's acceptance of this Offer, the Seller will furnish to the Buyer, for the Buyer's review, complete and accurate copies of all information, records and documentation concerning the ownership and condition of the Property in the possession of the Seller or the Seller's representatives. as the Buyer may reasonably request, including, without limitation (but only for informational purposes and without warranties or representations of any kind regarding accuracy), plans and surveys, as-built plans and specifications for the building(s) on the Property, soil tests, service contracts, governmental permits and approvals, legal opinions regarding zoning or environmental matters affecting the Property, engineering reports, environmental site assessments, and title policies or abstracts. The Buyer will hold in strict confidence all documents, data and information obtained from the Seller, and if the Closing does not occur, will return the same to the Seller.

     C. If the Buyer, in its sole discretion, is dissatisfied with the results of any such tests or inspections, or with the content of any of the documents, data or information obtained from the Seller, then the Buyer may terminate this Offer (or the Purchase Agreement, if signed) by written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date. Upon such termination, the Initial Deposit (and the Additional Deposit, if previously paid) shall be immediately returned to the Buyer, and neither parry shall have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed). If the Buyer has not sent such written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date, then the Buyer's right to terminate pursuant to this Paragraph 6. C shall have been waived in all respects.

7. This Offer (and the Purchase Agreement, if signed) will be subject to the following additional conditions to the Buyer's obligation to acquire the
     Property:

     (a) Prior to the Closing, the Buyer shall review and be satisfied with all zoning, land use and environmental laws, codes, ordinances and regulations affecting the Property and shall have obtained all zoning, subdivision and environmental permits and approvals and any other applicable permit or approval as may be necessary for the Buyer's proposed development of up to 100 units of senior housing, including, without limitation, the expiration of any applicable appeal period(s) without an appeal having been filed; and

     (b) The simultaneous closing by the Buyer of the acquisition of approximately 3.60 acres of land known as Parcels 2, 3 and 4 now or formerly owned by Elizabeth S. Stocks, Gayle S. Barron, Joel M. Rappoport, Edward J. Lad Family Trust and Robert P. Hedges Trust, respectively, all as more particularly described in those certain Offers to Purchase dated January 18, l996 and March 29, 1996.

     If any of the foregoing conditions is not satisfied prior to the period(s) specified above, the Buyer may elect not to purchase the Property. In such case the Initial Deposit (and the Additional Deposit, if previously paid) shall be refunded, and neither party shall thereafter have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed).

8. In the event of a default by the Buyer under this Offer or under the Purchase Agreement, any and all sums paid by the Buyer as the Initial Deposit or the Additional Deposit to the date of such default shall be retained by the Seller as liquidated damages and shall constitute the Seller's sole and exclusive remedy with regard to any such default, either at law or in equity.

9. From and after the date on which this Offer is signed and accepted by the Seller, and until the obligations of the Buyer and the Seller under this Offer have terminated, the Seller shall not offer or negotiate another sale of all or any part of the Property to any third party. Further, the Seller shall not enter into any new rental, management, maintenance or other agreement affecting the Property without the prior written consent of the Buyer and shall operate and maintain the Property in a professional manner.

1O. The Escrow Agent ("Escrow Agent") will be the law firm of Gunster, Yoakley, Valdes-Fauli & Stewart, P.A. located in West Palm Beach, Florida. In the event of any dispute regarding either or both of the Initial or the Additional Deposit (collectiveLy, the "Deposits"), the Escrow Agent shall have the right to turn the Deposits over to any parry mutually agreeable to the Buyer and the Seller (who shall hold the same subject to the terms hereof) or, if the Buyer and the Seller are unable to agree upon such party, pay the Deposits into. a federal or state court and, upon doing either, will have no further liability regarding its role as Escrow Agent. All Deposits made hereunder shall be held in an interest bearing account and any interest which accrues on the Deposits shall be shared equally between the Buyer and the Seller in the event the Closing occurs and otherwise shall follow the Deposits. The Seller acknowledges that the Escrow Agent is counsel for the Buyer, and may continue to act as such counsel notwithstanding any dispute or litigation arising with respect to its duties as Escrow Agent hereunder.

11. Each of the Buyer and the Seller hereby warrants and represents to the other that such party has not dealt with any broker in connection with this transaction, except Steve Keyes at Northside Commercial. The Commission Fee will be 3%. Further, each of the Buyer and the Seller agrees to indemnify and hold harmless the other from any loss, cost or expense which such non-indemnifying party may incur as a result of any inaccuracy in the other party's warranties and representations as set forth in the prior sentence. All brokerage fees due in connection with this transaction will be paid by the Seller.

12.  The costs of this transaction shall be shared as follows:

     A. The Seller shall pay all costs and fees associated with:

     (i) all documentary transfer taxes and recording costs associated with this transaction; and

     (ii) fees and other expenses charged by the Seller's attorney.

     B. The Buyer shall pay all costs and fees associated with:

     (i) fees and other expenses charged by the Buyer's attorney;

     (ii) a current survey for the Property meeting ALTA requirements;

     (iii) a current environmental site assessment for the Property; and

     (iv) the ALTA Owner's Title Insurance Policy insuring the Buyer's title to the Property.

     C. Any items of cost or expense not specifically allocated above shall be paid by the party to the transaction who customarily bears such cost or expense within the jurisdiction where the Property is located.

14. A. The person executing this Offer as the Seller or on behalf of the Seller warrants and represents to the Buyer that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Seller.

     B. The person executing this Offer as the Buyer or on behalf of the Buyer warrants and represents to the Seller that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Buyer.

                                     BUYER:

                                     CAREMATRIX CORPORATION

                                     By: /s/Michael Gosman
                                         --------------------------------
                                         Name: Michael Gosman
                                         Title: Ex. Vice President

The above Offer is hereby accepted in all respects.

Date: 1-31-96                       SELLER:
      ---------
                                    [W. Irvin Dutton]
                                    ------------------

                                    By: /s/W. Irvin Dutton
                                        ------------------
                                        Name:
                                        Title: [ILLEGIBLE]

                             [LETTERHEAD OF CAREPLEX]

                                          January 18, 1996

Edward J. Lad Family Trust
Co-Trustee Marie Charlotte Lad
1460 Johnson Ferry Road
Atlanta, GA 30319

Re: Offer to Purchase Property located on Johnson Ferry Road, Atlanta, Georgia

Dear Marie Charlotte Lad:

     This letter constitutes an offer (the "Offer") by CareMatrix Corp., a Delaware corporation, or its nominee (the "Buyer") to purchase from Edward J. Lad Family Trust (the "Seller") the Property (defined below) on the terms and conditions contained in this letter.

1. The Buyer will acquire all of the Seller's interest in the following described property (the "Property"): the land (and the improvements thereon) known as Parcel 3 on Johnson Ferry Road in Atlanta, Georgia, containing approximately 1 acre of land, together with all easements, licenses, permits or approvals, entitlements, privileges, rights of ingress and egress and all other appurtenances relating to such land (and improvements), all as more particularly described on Exhibit A attached hereto and made a part hereof.

2. The purchase price for the Property will be Five Hundred Thousand Dollars ($500,000) (the "Purchase Price"), to be paid as follows:

     (a) $10,000 (the "Initial Deposit") will be paid (and held in escrow in accordance with the terms of this letter by the Escrow Agent named below) upon delivery of a fully executed copy of this Offer to the Buyer;

     (b) $10,000 (the "Additional Deposit") will be paid (and also held in escrow by the Escrow Agent) upon delivery to the Buyer of a fully executed copy of the Purchase Agreement (defined below); and

     (c) At the Closing (defined below), the Buyer will pay the balance of the Purchase Price.

3. A. The closing (the "Closing") for the Buyer's acquisition of the Property will be at 12:00 noon (Boston) on December 1, 1996 at the office of the Escrow Agent or such other location as is mutually agreeable to the Buyer and the Seller.

     B. The Buyer shall have the option to extend the date of the Closing beyond December 1, 1996 to as late as February 3, 1997 by giving to the Seller one or more written extension notices at least five (5) days prior to the then scheduled date of Closing. Each such extension notice shall be accompanied by a payment to the Seller in the amount of $2,500 for each thirty (30) day period (or fraction thereof) included within the extension set forth in such notice. All such extension payments shall be non-refundable if the Closing does not occur (except in the event of the Seller's default), but shall be credited in full against the Purchase Price if the Closing does occur. Time being of the essence for each and every date set forth in this
     Section 3.

     C . A General Warrant Deed with full warranties of title conveying good and clear record and marketable title to the Property (including, without limitation, free of all liens for past due but unpaid real estate or personal property taxes or other municipal charges), shall be delivered by the Seller to the Buyer at the Closing.

4. This Offer will remain open until 5:00 p.m. (Boston) on April 5, 1996, on or before which time the Seller shall accept this Offer and return a fully executed copy to the Buyer, otherwise this Offer shall be null and void.

5. The Buyer and the Seller will use their best efforts to prepare and execute a more comprehensive Purchase and Sale Agreement (the "Purchase Agreement") to carry out the terms of this Offer on or before 5:00 p.m. (Boston) on May 31, 1996 (the "Commitment Date"). The Purchase Agreement will incorporate the terms of this Offer and will contain such other agreements, representations, warranties or conditions as are customary in transactions of the nature contemplated by this Offer. If and when the Purchase Agreement is executed, the Purchase Agreement will constitute the entire agreement between the Buyer and the Seller. If the Purchase Agreement is not executed by the Commitment Date, then at the Buyer's election, the Initial Deposit shall be immediately refunded to the Buyer and this Offer shall be null and void.

6. A. Following the execution of this Offer by the Seller, the Buyer and the Buyer's agents, representatives, lender(s), architect(s), engineer(s) and employees shall have access to the Property at any time during normal business hours and from time to time in order to perform such financial analyses, topographical and engineering surveys, environmental site assessments and other tests, surveys and studies of the Property, as the Buyer or the Buyer's lender may deem necessary or appropriate.

     B. Further, within five (5) days after the Seller's acceptance of this Offer, the Seller will furnish to the Buyer, for the Buyer's review, complete and accurate copies of all information, records and documentation concerning the ownership and condition of the Property in the possession of the Seller or the Seller's representatives, as the Buyer may reasonably request, including, without limitation (but only for informational purposes and without warranties or representations of any kind regarding accuracy), plans and surveys, as-built plans and specifications for the building(s) on the Property, soil tests, service contracts, governmental permits and approvals, legal opinions regarding zoning or environmental matters affecting the Property, engineering reports, environmental site assessments, and title policies or abstracts. The Buyer will hold in strict confidence all documents, data and information obtained from the Seller, and if the Closing does not occur, will return the same to the Seller.

     C. If the Buyer, in its sole discretion, is dissatisfied with the results of any such tests or inspections, or with the content of any of the documents, data or information obtained from the Seller, then the Buyer may terminate this Offer (or the Purchase Agreement, if signed) by written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date. Upon such termination, the Initial Deposit (and the Additional Deposit, if previously paid) shall be immediately returned to the Buyer, and neither party shall have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed). If the Buyer has not sent such written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date, then the Buyer's right to terminate pursuant to this Paragraph 6. C shall have been waived in all respects.

7. This Offer (and the Purchase Agreement, if signed) will be subject to the following additional conditions to the Buyer's obligation to acquire the
     Property:

     (a) Prior to the Closing, the Buyer shall review and be satisfied with all zoning, land use and environmental laws, codes, ordinances and regulations affecting the Property and shall have obtained all zoning, subdivision and environmental permits and approvals and any other applicable permit or approval as may be necessary for the Buyer's proposed development of up to 100 units of senior housing, including, without limitation, the expiration of any applicable appeal period(s) without an appeal having been filed; and

     (b) The simultaneous closing by the Buyer of the acquisition of approximately 4.35 acres of land known as Parcels 1, 2 and 4 now or formerly owned by W. Irvin Dutton, Elizabeth S. Stocks, Gayle S. Barron, Joel M. Rappoport and Robert P. Hedges Trust, respectively, all as more particularly described in those certain Offers to Purchase dated January 18, 1996 and March 29, 1996.

     If any of the foregoing conditions is not satisfied prior to the period(s) specified above, the Buyer may elect not to purchase the Property. In such case the Initial Deposit (and the Additional Deposit, if previously paid) shall be refunded, and neither party shall thereafter have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed).

8. In the event of a default by the Buyer under this Offer or under the Purchase Agreement, any and all sums paid by the Buyer as the Initial Deposit or the Additional Deposit to the date of such default shall be retained by the Seller as liquidated damages and shall constitute the Seller's sole and exclusive remedy with regard to any such default, either at law or in equity.

9. From and after the date on which this Offer is signed and accepted by the Seller, and until the obligations of the Buyer and the Seller under this Offer have terminated, the Seller shall not offer or negotiate another sale of all or any part of the Property to any third party. Further, the Seller shall not enter into any new rental, management, maintenance or other agreement affecting the Property without the prior written consent of the Buyer and shall operate and maintain the Property in a professional manner.

10. The Escrow Agent ("Escrow Agent") will be the law firm of Gunster, Yoakley, Valdes-Fauli & Stewart, P.A. located in West Palm Beach, Florida. In the event of any dispute regarding either or both of the Initial or the Additional Deposit (collectively, the "Deposits"), the Escrow Agent shall have the right to turn the Deposits over to any party mutually agreeable to the Buyer and the Seller (who shall hold the same subject to the terms hereof) or, if the Buyer and the Seller are unable to agree upon such party, pay the Deposits into a federal or state court and, upon doing either, will have no further liability regarding its role as Escrow Agent. All Deposits made hereunder shall be held in an interest bearing account and any interest which accrues on the Deposits shall be shared equally between the Buyer and the Seller in the event the Closing occurs and otherwise shall follow the Deposits. The Seller acknowledges that the Escrow Agent is counsel for the Buyer, and may continue to act as such counsel notwithstanding any dispute or litigation arising with respect to its duties as Escrow Agent hereunder.

11. Each of the Buyer and the Seller hereby warrants and represents to the other that such party has not dealt with any broker in connection with this transaction, except Steve Keyes at Northside Commercial. The Commission Fee will be 6%. Further, each of the Buyer and the Seller agrees to indemnify and hold harmless the other from any loss, cost or expense which such non-indemnifying party may incur as a result of any inaccuracy in the other party's warranties and representations as set forth in the prior sentence. All brokerage fees due in connection with this transaction will be paid by the Seller.

12.  The costs of this transaction shall be shared as follows:

     A. The Seller shall pay all costs and fees associated with:

     (i) all documentary transfer taxes and recording costs associated with this transaction; and

     (ii) fees and other expenses charged by the Seller's attorney.

     B. The Buyer shall pay all costs and fees associated with:

     (i) fees and other expenses charged by the Buyer's attorney;

     (ii) a current survey for the Property meeting ALTA requirements;

     (iii) a current environmental site assessment for the Property; and

     (iv) the ALTA Owner's Title Insurance Policy insuring the Buyer's title to the Property.

     C. Any items of cost or expense not specifically allocated above shall be paid by the party to the transaction who customarily bears such cost or expense within the jurisdiction where the Property is located.

14. A. The person executing this Offer as the Seller or on behalf of the Seller warrants and represents to the Buyer that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Seller.

     B. The person executing this Offer as the Buyer or on behalf of the Buyer warrants and represents to the Seller that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Buyer.

                                     BUYER:

                                     CareMatrix Corporation

                                     By: /s/Michael Gosman
                                         ----------------------------
                                         Name: Michael Gosman
                                         Title: Ex. Vice President

The above Offer is hereby accepted in all respects

Date: 1/30/96                          SELLER:
      -----------------
                                 EDWARD J. LAD FAMILY TRUST

                                 By: /s/Edward J. Lad
                                     -------------------
                                     /s/Marie C. Lad
                                     Name:
                                     Title:

                            [LETTERHEAD OF CAREPLEX]

                                      January 18, 1996

Ms. Elizabeth S. Stocks
Ms. Gayle S. Barron
Mr. Joel M. Rappoport
813 Crest Lake Drive, SE
Smyrna, GA 30080

Re: Offer to Purchase Property located on Old Johnson Ferry Road, Atlanta,
    Georgia

Dear Ms. Stocks, Ms. Barron and Mr. Rappoport:

     This letter constitutes an offer (the "Offer") by CareMatrix Corporation, a Delaware corporation, or its nominee (the "Buyer") to purchase from Elizabeth S. Stocks, Gayle S. Barron and Joel M. Rappoport (collectively, the "Seller") the Property (defined below) on the terms and conditions contained in this letter.

1. The Buyer will acquire all of the Seller's interest in the following described property (the "Property"): the land (and the improvements thereon) known as Parcel 2 on Old Johnson Ferry Road in Atlanta, Georgia, containing approximately 2.6 acres of land, together with all easements, licenses, permits or approvals, entitlements, privileges, rights of ingress and egress and a11 other appurtenances relating to such land (and improvements), an as more particularly described on Exhibit A attached hereto and made a part hereof.

2. The purchase price for the Property will be Seven Hundred Thirty-Five Thousand Dollars ($735,000) (the "Purchase Price"), to be paid as follows:

     (a) $20,000 (the "Initial Deposit") will be paid (and held in escrow in accordance with the terms of this letter by the Escrow Agent named below) upon delivery of a fully executed copy of this Offer to the Buyer;

     (b) $20,000 (the "Additional Deposit") will be paid (and also held in escrow by the Escrow Agent) upon delivery to the Buyer of a fully executed copy of the Purchase Agreement (defined below); and

     (c) At the Closing (defined below), the Buyer will pay the balance of the Purchase Price.

3. A. The closing (the "Closing") for the Buyer's acquisition of the Property will be at 12:00 noon (Boston) on December 1, 1996 at the office of the Escrow Agent or such other location as is mutually agreeable to the Buyer and the Seller.

     B. The Buyer shall have the option to extend the date of the Closing beyond December 1, 1996 to as late as February 3, 1997 by giving to the Seller one or more written extension notices at least five (5) days prior to the then scheduled date of Closing. Each such extension notice shall be accompanied by a payment to the Seller in the amount of $2,500 for each thirty (30) day period (or fraction thereof) included within the extension set forth in such notice. All such extension payments shall be non-refundable if the Closing does not occur (except in the event of the Seller's default), but shall be credited in full against the Purchase Price if the Closing does occur. Time being of the essence for each and every date set forth in this
     Section 3.

     C. A General Warranty Deed with full warranties of title conveying good and clear record and marketable title to the Property (including, without limitation, free of all liens for past due but unpaid real estate or personal property taxes or other municipal charges), shall be delivered by the Seller to the Buyer at the Closing.

4. This Offer will remain open until 5:00 p.m. (Boston) on April 5, 1996, on or before which time the Seller shall accept this Offer and return a fully executed copy to the Buyer, otherwise this Offer shall be null and void.

5. The Buyer and the Seller will use their best efforts to prepare and execute a more comprehensive Purchase and Sale Agreement (the "Purchase Agreement") to carry out the terms of this Offer on or before 5.00 p.m. (Boston) on May 14, 1996 (the "Commitment Date"). The Purchase Agreement will incorporate the terms of this Offer and will contain such other agreements, representations, warranties or conditions as are customary in transactions of the nature contemplated by this Offer. If and when the Purchase Agreement is executed, the Purchase Agreement will constitute the entire agreement between the Buyer and the Seller. If the Purchase Agreement is not executed by the Commitment Date, then at the Buyer's election, the Initial Deposit shall be immediately refunded to the Buyer and this Offer shall be null and void.

6. A. Following the execution of this Offer by the Seller, the Buyer and the Buyer's agents, representatives, lender(s), architect(s), engieeer(s) and employees shall have access to the Property at any time during normal business hours and from time to time in order to perform such financial analyses, topographical and engineering surveys, environmental site assessments and other tests, surveys and studies of the Property, as the Buyer or the Buyer's lender may deem necessary or appropriate .

     B. Further, within five (5) days after the Seller's acceptance of this Offer, the Seller will furnish to the Buyer, for the Buyer's review, complete and accurate copies of all information, records and documentation concerning the ownership and condition of the Property in the possession of the Seller or the Seller's representatives, as the Buyer may reasonably request, including, without limitation (but only for informational purposes and without warranties or representations of any kind regarding accuracy), plans and surveys, as-built plans and specifications for the building(s) on the Property, soil tests, service contracts, governmental permits and approvals, legal opinions regarding zoning or environmental matters affecting the Property, engineering reports, environmental site assessments, and title policies or abstracts. The Buyer will hold in strict confidence all documents, data and information obtained from the Seller, and if the Closing does not occur, will return the same to the Seller.

     C. If the Buyer, in its sole discretion, is dissatisfied with the results of any such tests or inspections, or with the content of any of the documents, data or information obtained from the Seller, then the Buyer may terminate this Offer (or the Purchase Agreement, if signed) by written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date. Upon such termination, the Initial Deposit (and the Additional Deposit, if previously paid) shall be immediately returned to the Buyer, and neither party shall have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed). If the Buyer has not sent such written notice to the Seller on or before 5:00 p.m. (Boston) on the Commitment Date, then the Buyer's right to terminate pursuant to this Paragraph 6.C shall have been waived in all respects.

7. This Offer (and the Purchase Agreement, if signed) will be subject to the following additional conditions to the Buyer's obligation to acquire the
     Property:

     (a) Prior to the Closing, the Buyer shall review and be satisfied with all zoning, land use and environmental laws, codes, ordinances and regulations affecting the Property and shall have obtained all zoning, subdivision and environmental permits and approvals and any other applicable permit or approval as may be necessary for the Buyer's proposed development of up to 100 units of senior housing, including, without limitation, the expiration of any applicable appeal period(s) without an appeal having been filed; and

     (b) The simultaneous closing by the Buyer of the acquisition of approximately 2.75 acres of land known as Parcels 1, 3 and 4 now or formerly owned by W. Irvin Dutton, Edward J. Lad Family Trust and Robert
     P. Hedges Trust, respectively, all as more particularly described in those certain Offers to Purchase dated January 18, l996 and March 24, 1996.

     If any of the foregoing condition is not satisfied prior to the period(s) specified above, the Buyer may elect riot to purchase the Property. In such case the Initial Deposit (and the Additional Deposit, if previously paid) shall be refunded, and neither party shall thereafter have any further obligations or liabilities under this Offer (or the Purchase Agreement, if signed).

8. In the event of a default by the Buyer under this Offer or under the Purchase Agreement, any and all sums paid by the Buyer as the Initial Deposit or the Additional Deposit to the date of such default shall be retained by the Seller as liquidated damages and shall constitute the Seller's sole and exclusive remedy with regard to any such default, either at law or in equity.

9. From and after the date on which this Offer is signed and accepted by the Seller, and until the obligations of the Buyer and the Seller under this Offer have terminated, the Seller shall not offer or negotiate another sale of all or any part of the Property to any third party. Further, the Seller shall not enter into any new rental, management, maintenance or other agreement affecting the Property without the prior written consent of the Buyer and shall operate and maintain the Property in a professional manner.

10. The Escrow Agent ("Escrow Agent") will be the law firm of Gunster, Yoakley, Valdes-Fauli & Stewart, P.A. located in West Palm Beach, Florida. In the event of any dispute regarding either or both of the Initial or the Additional Deposit (collectively, the "Deposits"), the Escrow Agent shall have the right to turn the Deposits over to any party mutually agreeable to the Buyer and the Seller (who shall hold the same subject to the terms hereof) or1 if the Buyer and the Seller are unable to agree upon such party, pay the Deposits into a federal or state court and, upon doing either, will have no further liability regarding its role as Escrow Agent. All Deposits made hereunder shall be held in an interest bearing account and any interest which accrues on the Deposits shall be shared equally between the Buyer and the Seller in the event the Closing occurs and otherwise shall follow the Deposits. The Seller acknowledges that the Escrow Agent is counsel for the Buyer, and may continue to act as such counsel notwithstanding any dispute or litigation arising with respect to its duties as Escrow Agent hereunder.

11. Each of the Buyer and the Seller hereby warrants and represents to the other that such party has not dealt with any broker in connection with this transaction, except Steve Keyes at Northside Commercial and Tom Sims at Carter and Associates. The Commission Fee will be 6%. Further, each of the Buyer and the Seller agrees to indemnify and hold harmless the other from any loss, cost or expense which such non-indemnifying party may incur as a result of any inaccuracy in the other party's warranties and representations as set forth in the prior sentence. All brokerage fees due in connection with this transaction will be paid by the Seller.

12.  The costs of this transaction shall be shared as follows:

     A. The Seller shall pay all costs and fees associated with:

     (i) all documentary transfer taxes and recording costs associated with this transaction; and

     (ii) fees and other expenses charged by the Seller's attorney.

     B. The Buyer shall pay all costs and fees associated with:

     (i) fees and other expenses charged by the Buyer's attorney;

     (ii) a current survey for the Property meeting ALTA requirements;

     (iii) a current environmental site assessment for the Property; and

     (iv) the ALTA Owner's Title Insurance Policy insuring die Buyer's tide to the Property.

     C. Any items of cost or expense not specifically allocated above shall be paid by the party to the transaction who customarily bears such cost or expense within the jurisdiction where the Property is located.

14. A. The person executing this Offer as the Seller or on behalf of the Seller warrants and represents to the Buyer that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Seller.

     B. The person executing this Offer as the Buyer or on behalf of the Buyer warrants and represents to the Seller that the undersigned has full power and authority to execute and deliver this Offer and the Purchase Agreement and to perform the obligations of the Buyer.

                                 BUYER:

                                 CAREMATRIX CORPORATION

                                 By: /s/Michael Gosman
                                     -------------------------
                                     Name: Michael Gosman
                                     Title: Ex. Vice President

The above Offer is hereby accepted in all respects.

Date: 2/14/96                       SELLER:

                                 By: /s/Elizabeth S. Stocks
                                     -----------------------------
                                     Ms. Elizabeth S. Stocks

                                 By: /s/Gayle S. Barron
                                     -----------------------------
                                     Ms. Gayle S. Barron

                                 By: /s/Joel M. Rappoport
                                     -----------------------------
                                     Mr. Joel M. Rappoport